SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : September 27, 1999


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                    333-68513-05             74-2440850
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                                200 Vesey Street
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-5594

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                     This report consists of 8 consecutively numbered pages.

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-ALS2 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibits are being filed, pursuant to the terms of the Trust Agreement, dated as of May 1, 1999 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and The Chase Manhattan Bank, as trustee. On September 27, 1999 distributions were made to the Certificateholders.

     Specific  information  with  respect  to the  distrbutions  is  filed  as
Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibits are filed as part of this report:

               Statement to Certificateholders on September 27, 1999 is filed as Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE CHASE MANHATTAN BANK,
                                    not in its individual capacity but solely as Trustee under the Agreement referred to herein

Date: October 20, 1999                By:   /s/ Kimberly Costa
                                          Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits                      Page

        99.1             Monthly Certificateholder Statement on
                         September 27, 1999                                  5

                                  Exhibit 99.1

             Monthly Certificateholder Statement on September 27, 1999



        STRUCTURED ASSET SECURITIES CORPORATION MORTGAGE PASS-THROUGH CERTIFICATES 1999-ALS2
                              STATEMENT TO CERTIFICATEHOLDERS
                                       September 27, 1999

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
            Original        Prior                                                                                Current
              Face      Principal                                                       Realized  Deferred       Principal
Class        Value        Balance         Principal         Interest         Total        Losses    Interest       Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1       59,060,000.00    56,535,500.00      841,500.00      318,012.19    1,159,512.19      0.00     0.00     55,694,000.00
A2      228,800,000.00   220,762,670.18      287,977.99    1,241,790.02    1,529,768.01      0.00     0.00    220,474,692.19
A3       23,000,000.00    23,000,000.00            0.00      127,456.33      127,458.33      0.00     0.00     23,000,000.00
A4       15,000,000.00    15,000,000.00            0.00       84,375.00       84,375.00      0.00     0.00     15,000,000.00
AP         245,747l.46       244,653.83          374.15            0.00          374.15      0.00     0.00        244,279.68
B1       20,404,000.00    20,363,159.13       13,850.52      114,542.77      128,393.29      0.00     0.00     20,349,308.61
B2        7,651,000.00     7,635,685.67        5,193.61       42,950.73       48,144.34      0.00     0.00      7,630,492.06
B3        3,643,000.00     3,635,708.13        2,472.92       20,450.86       22,923.78      0.00     0.00      3,633,235.21
B4        2,186,000.00     2,181,624.48        1,483.89       12,271.64       13,755.53      0.00     0.00      2,180,140.59
B5        1,457,000.00     1,454,083.66          989.03        8,179.22        9,168.25      0.00     0.00      1,453,094.63
B6        2,918,168.70     2,912,327.65        1,980.90       16,381.84       18,362.74      0.00     0.00      2,910,346.75
R               100.00             0.00            0.00            0.00            0.00      0.00     0.00              0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS  364,365,016.16   353,725,412.73    1,155,823.01    1,986,412.60    3,142,235.61      0.00     0.00    352,569,589.72
-----------------------------------------------------------------------------------------------------------------------------------
A5          171,851.85       171,851.85            0.00          966.67          966.67      0.00     0.00        171,851.85
-----------------------------------------------------------------------------------------------------------------------------------


Factor Information Per $1,000 of Original Face                                                   Pass-through Rates
--------------------------------------------------------------------------------               ---------------------------
                      Prior                                                     Current                 Current
                    Principal                                                 Principal         Class   Pass-thru
Class   Cusip         Factor        Principal     Interest       Total          Factor                    Rate
----------------------------------------------------------------------------------------------------------------------------------
A1     863572C27     957.25533356  14.24822215    5.38456129   19.63278344   943.00711141      A1        6.750000%
A2     863572C35     964.87181023   1.25864506    5.42740393    6.68604899   963.61316517      A2        6.750000%
A3     863572C43   1,000.00000000   0.00000000    5.54166652    5.54166652 1,000.00000000      A3        6.750000%
A4     863572C50   1,000.00000000   0.00000000    5.62500000    5.62500000 1,000.00000000      A4        6.750000%
AP     863572C68     995.54978106   1.52249793    0.00000000    1.52249793   994.02728313      AP        0.000000%
B1     863572C76     997.99838904   0.67881396    5.61374093    6.29255489   997.31957508      B1        6.750000%
B2     863572C84     997.99838845   0.67881453    5.61374069    6.29255522   997.31957391      B2        6.750000%
B3     863572C92     997.99838869   0.67681416    5.61374142    6.29255559   997.31957453      B3        6.750000%
B4     863572D42     997.99838975   0.67881519    5.61374199    6.29255718   997.31957457      B4        6.750000%
B5     863572D59     997.99839396   0.67881263    5.61374056    6.29255319   997.31958133      B5        6.750000%
B6     863572D67     997.99838508   0.67881614    5.61373988    6.29255601   997.31956895      B6        6.750000%
R      863572D26       0.00000000   0.00000000     0.0000000    0.00000000     0.00000000      R         6.750000%
---------------------------------------------------------------------------------------------------------------------------------
Totals               970.79960216   3.17215693    5.45171054    8.62386747   967.62744524

---------------------------------------------------------------------------------------------------------------------------------
A5     863572D34   1,000.00000000   0.00000000    5.62501946    5.62501946  1,000.00000000     A5       6.750000%
---------------------------------------------------------------------------------------------------------------------------------


If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                Kimberly Costa
              THE CHASE MANHATTAN BANK - Structured Finance Services
                        450 WEST 33RD STREET, 14th Floor
                            NEW YORK, NEW YORK 10001
                                 (212) 946-3232
                       email: karen.dobres@chase.com
                     ---------------------------------------

                                      -6-


        STRUCTURED ASSET SECURITIES CORPORATION MORTGAGE PASS-THROUGH CERTIFICATES 1999-ALS2
                                       September 27, 1999

Sec. 4.03(i)    Scheduled Principal Amounts                                                 240,736.84
                Group 1 Scheduled Principal                                                 155,494.79
                Group 2 Scheduled Principal                                                  85,242.05

Sec. 4.03(i)    Unscheduled Principal Amounts                                               915,086.17
                Group 1 Unscheduled Principal                                               533,921.35
                Group 2 Unscheduled Principal                                               381,164.82

Sec. 4.03(iv)   Aggregate Advances                                                        2,169,002.29
                Group 1 Advances                                                          1,512,860.44
                Group 2 Advances                                                            656,141,85

Sec. 4.03(v)    Ending Principal Balance                                                352,569,589.72
                Group 1 Principal Balance                                               245,015,567.56
                Group 2 Principal Balance                                               107,553,922.16

Sec. 4.03(vii)  Current Period Realized Losses                                                    0.00
                Group 1 Current Period Realized Losses                                            0.00
                Group 2 Current Period Realized Losses                                            0.00

                Bankruptcy Losses                                                                 0.00
                Fraud Losses                                                                      0.00
                Special Hazard Losses                                                             0.00

                Bankruptcy Loss Amount                                                      100,000.00
                Fraud Loss Amount                                                        10,930,951.00
                Special Hazard Loss Amount                                               10,434,297.31

                Servicing Fees                                                                5,895.42
                Sub-Servicing Fees (includes Retained Interest)                             314,073.07
                Trustee Fees                                                                  2,063.40
                A3 Insurance Premium                                                            575.00
                A4 Insurance Premium                                                            375.00

                A3 Insured Payment                                                                0.00
                A4 Insured Payment                                                                0.00


Sec. 4.03(ix)   Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency
                     Group 1
                Category      Number    Principal Balance   Percentage
                1 Month       14           5,756,133.88       2.35%
                2 Months       3             928,550.33       0.38%
                3+ Months      5           1,510,882.97       0.62%
                Total         22           8,195,567.18       3.35%



                     Group 2
                Category      Number    Principal Balance   Percentage
                1 Month        3             823,234.34       0.77%
                2 Months       0                   0.00       0.00%
                3+ Months      0                   0.00       0.00%
                Total          3             823,234.34       0.77%

                     Group Totals
                Category      Number    Principal Balance   Percentage
                1 Month       17           6,579,368.22       1.87%
                2 Months       3             928,550.33       0.26%
                3+ Months      5           1,510,882.97       0.43%
                Total         25           9,018,801.52       2.56%



                Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                    Group 1
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group 2
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                               0                0.00        0.00%
                    Group Totals
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%

                                      -7-

        STRUCTURED ASSET SECURITIES CORPORATION MORTGAGE PASS-THROUGH CERTIFICATES 1999-ALS2
                                       September 27, 1999


Sec. 4.03(x)    Number and Aggregate Principal Amounts of REO Loans
                    Group 1
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group 2
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group Totals
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%

Sec.4.03(viii)     Aggregate Outstanding Interest Shortfalls

                         Class a1 shortfall                      0.00
                         Class a2 shortfall                      0.00
                         Class a3 shortfall                      0.00
                         Class a4 shortfall                      0.00
                         Class a5 shortfall                      0.00
                         Class b1 shortfall                      0.00
                         Class b2 shortfall                      0.00
                         Class b3 shortfall                      0.00
                         Class b4 shortfall                      0.00
                         Class b5 shortfall                      0.00
                         Class b6 shortfall                      0.00
                         Class r  shortfall                      0.00

Sec.4.03(viv)      Aggregate Outstanding Prepayment Interest Shortfalls

                         Class a1 shortfall                      0.00
                         Class a2 shortfall                      0.00
                         Class a3 shortfall                      0.00
                         Class a4 shortfall                      0.00
                         Class a5 shortfall                      0.00
                         Class b1 shortfall                      0.00
                         Class b2 shortfall                      0.00
                         Class b3 shortfall                      0.00
                         Class b4 shortfall                      0.00
                         Class b5 shortfall                      0.00
                         Class b6 shortfall                      0.00
                         Class r  shortfall                      0.00


                                      -8-
